UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 12, 2011

Mitek Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-15235	87-0418827
(State or Other Jurisdiction of Incorporation)	Commission File Number	(I.R.S. Employer Identification Number)

8911 Balboa Ave., Suite B, San Diego, California 92123
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (858) 503-7810

N/A
(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 12, 2011, Mitek Systems, Inc. (the “Company”) issued a press release announcing that it received approval to have its common stock listed on the NASDAQ Capital Market. The Company expects to commence trading on the NASDAQ Capital Market on July 14, 2011 under the ticker symbol “MITK.”  In connection with the approval to list its shares of common stock on the NASDAQ Capital Market, the Company will hire a chief financial officer within 90 days of such listing.

A copy of the press release is attached hereto as Exhibit 99.1, and the information contained therein is incorporated herein by reference. The information contained in Item 8.01 to this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and the information shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)                Exhibits

99.1	Press Release issued on July 12, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mitek Systems, Inc.

By:	/s/ James B. DeBello
James B. DeBello
President, Chief Executive Officer and
Chief Financial Officer

Date:  July 13, 2011

EXHIBIT INDEX

Exhibit No.	Exhibit Title
99.1	Press Release issued on July 12, 2011.